Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2013
Summary of Significant Accounting Policies [Abstract]
USE OF ESTIMATES
USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ from these estimates.

BASIS OF CONSOLIDATION
BASIS OF CONSOLIDATION
The Consolidated Financial Statements include our operating results and the operating results of all of our subsidiaries. For subsidiaries in which we have an ownership interest of 50% or less, but more than 20%, the Consolidated Financial Statements reflect our ownership share of those earnings using the equity method of accounting. These investments, as well as certain other relationships, are also evaluated for consolidation under the accounting guidance on consolidation of variable interest entities. These investments were $140.2 and $85.3 as of December 31, 2013 and 2012, respectively, and are included in other assets in the Consolidated Balance Sheets. Included in shareholders’ equity as of December 31, 2013 and 2012 are $74.4 and $67.2, respectively, of unremitted earnings from investments accounted for using the equity method. All significant intercompany accounts and transactions have been eliminated in consolidation.
During the third quarter of 2013, we determined that the carrying amount of the equity interest in our Swiss franchise was understated by $37.7 due to an error in recording the currency effect on the investment. We believe that the error was not material to the Consolidated Financial Statements for the year ended December 31, 2013 or the prior period consolidated financial statements. Accordingly, we recorded an adjustment to increase other assets and accumulated other comprehensive income by $37.7 on the Consolidated Balance Sheet effective September 30, 2013 and the impact is included in foreign currency translation adjustments on the Consolidated Statements of Comprehensive Income for the year ended December 31, 2013. There was no impact to the Consolidated Statements of Operations or Consolidated Statements of Cash Flows for any period presented.

REVENUES AND RECEIVABLES
REVENUES AND RECEIVABLES
We generate revenues from sales of services by our company-owned branch operations and from fees earned on sales of services by our franchise operations. Revenues are recognized as services are performed. The majority of our revenues are generated by our recruitment business, where billings are generally negotiated and invoiced on a per-hour basis. Accordingly, as contingent workers are placed, we record revenues based on the hours worked. Permanent recruitment revenues are recorded as placements are made. Provisions for sales allowances, based on historical experience, are recognized at the time the related sale is recognized.
Our franchise agreements generally state that franchise fees are calculated based on a percentage of revenues. We record franchise fee revenues monthly based on the amounts due under the franchise agreements for that month. Franchise fees, which are included in revenues from services, were $24.4, $23.9 and $25.2 for the years ended December 31, 2013, 2012 and 2011, respectively.
In our outplacement business, we recognize revenues from individual programs and for large projects over the estimated period in which services are rendered to candidates. In our consulting business, revenues are recognized upon the performance of the service under the consulting service contract. For performance-based contracts, we defer recognizing revenues until the performance criteria have been met.

The amounts billed for outplacement, consulting services and performance-based contracts in excess of the amount recognized as revenues are recorded as deferred revenue and included in accrued liabilities for the current portion and other long-term liabilities for the long-term portion in our Consolidated Balance Sheets. As of December 31, 2013 and 2012, the current portion of deferred revenue was $48.5 and $55.7, respectively, and the long-term portion of deferred revenue was $10.0 and $17.1, respectively.
We record revenues from sales of services and the related direct costs in accordance with the accounting guidance on reporting revenue gross as a principal versus net as an agent. In situations where we act as a principal in the transaction, we report gross revenues and cost of services. When we act as an agent, we report the revenues on a net basis. Amounts billed to clients for out-of-pocket or other cost reimbursements are included in revenues from services, and the related costs are included in cost of services.

ALLOWANCE FOR DOUBTFUL ACCOUNTS
ALLOWANCE FOR DOUBTFUL ACCOUNTS
We have an allowance for doubtful accounts recorded as an estimate of the accounts receivable balance that may not be collected. This allowance is calculated on an entity-by-entity basis with consideration for historical write-off experience, the current aging of receivables and a specific review for potential bad debts. Items that affect this balance mainly include bad debt expense and the write-off of accounts receivable balances.
Bad debt expense is recorded as selling and administrative expenses in our Consolidated Statements of Operations and was $24.1, $29.2 and $25.9 in 2013, 2012 and 2011, respectively. Factors that would cause this provision to increase primarily relate to increased bankruptcies by our clients and other difficulties collecting amounts billed. On the other hand, an improved write-off experience and aging of receivables would result in a decrease to the provision. Write-offs were $26.4, $23.2 and $25.0 for 2013, 2012 and 2011, respectively.

ADVERTISING COSTS	ADVERTISING COSTS We expense production costs of advertising as they are incurred. Advertising expenses were $22.3, $27.2 and $34.0 in 2013, 2012 and 2011, respectively.
RESTRUCTURING COSTS
RESTRUCTURING COSTS
We recorded net restructuring costs of $89.4, $48.8 and $23.1 in 2013, 2012 and 2011, respectively, in selling and administrative expenses, primarily related to severances and office closures and consolidations in multiple countries and territories. These expenses are net of reversals of previous accruals resulting mainly from larger-than-estimated cost savings from subleasing and lease buyouts. During 2013, we made payments of $82.4 out of our restructuring reserve. We expect a majority of the remaining $48.4 reserve will be paid or utilized in 2014. Changes in the restructuring liability balances for each reportable segment and Corporate are as follows:

		Southern	Northern		Right
	Americas (1)	Europe (2)	Europe	APME	Management	Corporate	Total
Balance, January 1, 2012	$4.0	$4.2	$11.8	$1.2	$8.2	$—	$29.4
Severance costs, net	5.8	2.1	8.3	0.7	3.1	9.2	29.2
Office closure costs, net	4.0	1.7	4.9	—	7.8	1.2	19.6
Costs paid or utilized	(9.3)	(3.3)	(9.4)	(1.9)	(12.5)	(0.4)	(36.8)
Balance, December 31, 2012	4.5	4.7	15.6	—	6.6	10.0	41.4
Severance costs, net	15.2	6.2	24.7	2.7	9.1	4.4	62.3
Office closure costs, net	2.8	1.6	14.3	3.5	4.9	—	27.1
Costs paid or utilized	(15.7)	(8.0)	(32.4)	(4.4)	(8.3)	(13.6)	(82.4)
Balance, December 31, 2013	$6.8	$4.5	$22.2	$1.8	$12.3	$0.8	$48.4

(1)	Balance related to United States was $3.3 as of January 1, 2012. In 2012, United States incurred $3.4 for severance costs and $4.0 for office closure costs and paid/utilized $6.9, leaving a $3.8 liability as of December 31, 2012. In 2013, United States incurred $7.8 for severance costs and $1.8 for office closure costs and paid/utilized $8.3, leaving a $5.1 liability as of December 31, 2013.

(2)	Balance related to France was $3.5 as of January 1, 2012. In 2012, France incurred $1.7 for office closure costs and paid/utilized $1.4, leaving a $3.8 liability as of December 31, 2012. In 2013, France incurred $0.6 for severance costs and $1.6 for office closure costs and paid/utilized $2.5, leaving a $3.5 liability as of December 31, 2013. Italy had a $0.4 liability as of January 1, 2012. In 2012, Italy incurred $0.7 for severance costs and paid $0.2, leaving a $0.9 liability as of December 31, 2012. In 2013, Italy recorded severance costs of $3.4 and paid out $3.4, leaving a $0.9 liability as of December 31, 2013.

INCOME TAXES
INCOME TAXES
We account for income taxes in accordance with the accounting guidance on income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax basis, and net operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. We record a valuation allowance against deferred tax assets for which utilization of the asset is not likely.

FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENTS
The assets and liabilities measured and recorded at fair value on a recurring basis were as follows:

	Fair Value Measurements Using				Fair Value Measurements Using
		Quoted Prices in Active Markets for Identical	Significant Other Observable	Significant Unobservable		Quoted Prices in Active Markets for Identical	Significant Other Observable	Significant Unobservable
	December 31, 2013	Assets (Level 1)	Inputs (Level 2)	Inputs (Level 3)	December 31, 2012	Assets (Level 1)	Inputs (Level 2)	Inputs (Level 3)
Assets
Foreign currency forward contracts	$0.3	$—	$0.3	$—	$0.1	$—	$0.1	$—
Deferred compensation plan assets	71.6	71.6	—	—	58.7	58.7	—	—
	$71.9	$71.6	$0.3	$—	$58.8	$58.7	$0.1	$—
We determine the fair value of our deferred compensation plan assets, comprised of publicly traded securities, by using market quotes as of the last day of the period. The fair value of the foreign currency forward contracts is measured at the value from either directly or indirectly observable third parties.
The carrying values of cash and cash equivalents, accounts receivable, accounts payable, and other current assets and liabilities approximate their fair values because of the short-term nature of these instruments. The carrying value of our variable-rate long-term debt approximates fair value. The fair value of the euro-denominated notes, as observable at commonly quoted intervals (Level 2 inputs), was $520.1 and $778.8 as of December 31, 2013 and 2012, respectively, compared to a carrying value of $480.9 and $725.5, respectively.

GOODWILL AND OTHER INTANGIBLE ASSETS
GOODWILL AND OTHER INTANGIBLE ASSETS
We have goodwill, finite-lived intangible assets and indefinite-lived intangible assets as follows:
	2013			2012
		Accumulated			Accumulated
December 31	Gross	Amortization	Net	Gross	Amortization	Net
Goodwill(1)	$1,090.9	$—	$1,090.9	$1,041.3	$—	$1,041.3
Intangible assets:
Finite-lived:
Technology	$19.6	$19.6	$—	$19.6	$19.6	$—
Franchise agreements	18.0	17.9	0.1	18.0	16.1	1.9
Customer relationships	351.5	196.4	155.1	339.0	165.1	173.9
Other	16.2	14.0	2.2	15.2	12.4	2.8
	405.3	247.9	157.4	391.8	213.2	178.6
Indefinite-lived:
Tradenames(2)	54.0	—	54.0	54.0	—	54.0
Reacquired franchise rights	97.7	—	97.7	98.0	—	98.0
	151.7	—	151.7	152.0	—	152.0
Total intangible assets	$557.0	$247.9	$309.1	$543.8	$213.2	$330.6

(1)	Balances were net of accumulated impairment loss of $513.4 as of both December 31, 2013 and 2012.

(2)	Balances were net of accumulated impairment loss of $139.5 as of both December 31, 2013 and 2012.

Amortization expense related to intangibles was $34.1, $36.7 and $38.9 in 2013, 2012 and 2011, respectively. Amortization expense expected in each of the next five years related to acquisitions completed as of December 31, 2013 is as follows: 2014 — $30.3, 2015 — $27.0, 2016 — $23.9, 2017 — $20.3 and 2018 — $18.0. The weighted-average useful lives of the technology, franchise agreements, customer relationships and other are 5, 10, 14 and 3 years, respectively. The tradenames have been assigned an indefinite life based on our expectation of renewing the tradenames, as required, without material modifications and at a minimal cost, and our expectation of positive cash flows beyond the foreseeable future. The reacquired franchise rights result from our franchise acquisitions in the United States and Canada completed prior to 2009.

In accordance with the accounting guidance on goodwill and other intangible assets, we perform an annual impairment test of goodwill at our reporting unit level and indefinite-lived intangible assets at our unit of account level during the third quarter, or more frequently if events or circumstances change that would more likely than not reduce the fair value of our reporting units below their carrying value.
We performed our annual impairment test of our goodwill and indefinite-lived intangible assets during the third quarterof 2013, 2012 and 2011, and there was no impairment of our goodwill or indefinite-lived intangible as a result of ourannual tests.
We utilize a two-step method for determining goodwill impairment. In the first step, we determined the fair value of each reporting unit, generally by utilizing an income approach derived from a discounted cash flow methodology. For certain of our reporting units, a combination of the income approach (weighted 75%) and the market approach (weighted 25%) derived from comparable public companies was utilized. The income approach is developed from management’s forecasted cash flow data. Therefore, it represents an indication of fair market value reflecting management’s internal outlook for the reporting unit. The market approach utilizes the Guideline Public Company Method to quantify the respective reporting unit’s fair value based on revenues and earnings multiples realized by similar public companies. The market approach is more volatile as an indicator of fair value as compared to the income approach. We believe that each approach has its merits. However in the instances where we have utilized both approaches, we have weighted the income approach more heavily than the market approach because we believe that management’s assumptions generally provide greater insight into the reporting unit’s fair value.
Significant assumptions used in our goodwill impairment tests during 2013, 2012 and 2011 included: expected revenue growth rates, operating unit profit margins, working capital levels, discount rates ranging from 11.7% to 16.5% for 2013, and a terminal value multiple. The expected future revenue growth rates and the expected operating unit profit margins were determined after considering our historical revenue growth rates and operating unit profit margins, our assessment of future market potential, and our expectations of future business performance, including the effects of our simplification and recalibration plan.
If the reporting unit’s fair value is less than its carrying value, we are required to perform a second step. In the second step, we allocate the fair value of the reporting unit to all of the assets and liabilities of the reporting unit, including any unrecognized intangible assets, in a “hypothetical” calculation to determine the implied fair value of the goodwill. The impairment charge, if any, is measured as the difference between the implied fair value of the goodwill and its carrying value.
Under the current accounting guidance, we are also required to test our indefinite-lived intangible assets for impairment by comparing the fair value of the intangible asset with its carrying value. If the intangible asset’s fair value is less than its carrying value, an impairment loss is recognized for the difference.

MARKETABLE SECURITIES
MARKETABLE SECURITIES
We account for our marketable security investments under the accounting guidance on certain investments in debt and equity securities, and have determined that all such investments are classified as available-for-sale. Accordingly, unrealized gains and unrealized losses that are determined to be temporary, net of related income taxes, are included in accumulated other comprehensive income, which is a separate component of shareholders’ equity. Realized gains and losses, and unrealized losses determined to be other-than-temporary, are recorded in our Consolidated Statements of Operations. We had no available-for-sale investments as of December 31, 2013 or 2012.
We hold a 49% interest in our Swiss franchise, which maintained an investment portfolio with a market value of $204.2 and $192.5 as of December 31, 2013 and 2012, respectively. This portfolio is comprised of a wide variety of European and United States debt and equity securities as well as various professionally-managed funds, all of which are classified as available-for-sale. Our share of net realized gains and losses, and declines in value determined to be other-than-temporary, are included in our Consolidated Statements of Operations. For the years ended December 31, 2013, 2012 and 2011, realized gains totaled $3.6, $0.1 and $0.1, respectively, and realized losses totaled $1.4, $0.2 and $0.3, respectively. Our share of net unrealized gains and unrealized losses that are determined to be temporary related to these investments are included in accumulated other comprehensive income, with the offsetting amount increasing or decreasing our investment in the franchise.

CAPITALIZED SOFTWARE FOR INTERNAL USE
CAPITALIZED SOFTWARE FOR INTERNAL USE
We capitalize purchased software as well as internally developed software. Internal software development costs are capitalized from the time the internal use software is considered probable of completion until the software is ready for use. Business analysis, system evaluation, selection and software maintenance costs are expensed as incurred. Capitalized software costs are amortized using the straight-line method over the estimated useful life of the software which ranges from 3 to 10 years. The net capitalized software balance of $4.6 and $10.6 as of December 31, 2013 and 2012, respectively, is included in other assets in the Consolidated Balance Sheets. Amortization expense related to the capitalized software costs was $5.6, $7.3 and $7.8 for 2013, 2012 and 2011, respectively.

PROPERTY AND EQUIPMENT
PROPERTY AND EQUIPMENT
A summary of property and equipment as of December 31 is as follows:

	2013	2012
Land	$6.2	$6.8
Buildings	20.8	21.0
Furniture, fixtures, and autos	194.1	198.4
Computer equipment	168.1	169.2
Leasehold improvements	317.0	308.7
Property and equipment	$706.2	$704.1
Property and equipment are stated at cost and are depreciated using primarily the straight-line method over the following estimated useful lives: buildings — up to 40 years; furniture, fixtures, autos and computer equipment — 2 to 16 years; leasehold improvements — lesser of life of asset or expected lease term. Expenditures for renewals and betterments are capitalized whereas expenditures for repairs and maintenance are charged to income as incurred. Upon sale or disposition of property and equipment, the difference between the unamortized cost and the proceeds is recorded as either a gain or a loss and is included in our Consolidated Statements of Operations. Long-lived assets are evaluated for impairment in accordance with the provisions of the accounting guidance on the impairment or disposal of long-lived assets.

DERIVATIVE FINANCIAL INSTRUMENTS
DERIVATIVE FINANCIAL INSTRUMENTS
We account for our derivative instruments in accordance with the accounting guidance on derivative instruments and hedging activities. Derivative instruments are recorded on the balance sheet as either an asset or liability measured at their fair value. If the derivative is designated as a fair value hedge, the changes in the fair value of the derivative and of the hedged item attributable to the hedged risk are recognized in earnings. If the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded as a component of accumulated other comprehensive income and recognized in the Consolidated Statements of Operations when the hedged item affects earnings. The ineffective portions of the changes in the fair value of cash flow hedges are recognized in earnings.

FOREIGN CURRENCY TRANSLATION
FOREIGN CURRENCY TRANSLATION
The financial statements of our non-United States subsidiaries have been translated in accordance with the accounting guidance on foreign currency translation. Under the accounting guidance, asset and liability accounts are translated at the current exchange rate and income statement items are translated at the weighted-average exchange rate for the year. The resulting translation adjustments are recorded as a component of accumulated other comprehensive income, which is included in shareholders’ equity.
Our euro-denominated notes are accounted for as a hedge of our net investment in our subsidiaries with a euro-functional currency. Since our net investment in these subsidiaries exceeds the amount of the related borrowings, all translation gains or losses related to these borrowings are included as a component of accumulated other comprehensive income.

SHAREHOLDERS' EQUITY
SHAREHOLDERS’ EQUITY
In December 2012 and November 2011, the Board of Directors authorized the repurchase of 8.0 million and 3.0 million shares of our common stock, respectively. Share repurchases may be made from time to time through a variety of methods, including open market purchases, block transactions, privately negotiated transactions, accelerated share repurchase programs, forward repurchase agreements or similar facilities. No repurchases were made in 2013. In 2012, we repurchased a total of 3.6 million shares, comprised of 0.6 million shares under a previous authorization and 3.0 million shares under the 2011 authorization, at a total cost of $138.2. In 2011, we repurchased a total of 2.6 million shares under previous authorizations at a total cost of $104.5. As of December 31, 2013, there were 8.0 million shares remaining authorized for repurchase under the 2012 authorization and no shares remaining under any previous authorizations.
During 2013, 2012 and 2011, the Board of Directors declared total cash dividends of $0.92, $0.86 and $0.80 per share, respectively, resulting in total dividend payments of $72.0, $67.8 and $65.1, respectively.

CASH AND CASH EQUIVALENTS	CASH AND CASH EQUIVALENTS We consider all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.
PAYROLL TAX CREDIT
PAYROLL TAX CREDIT
In January 2013, the French government passed legislation, Credit d’Impôt pour la Compétitivité et l’Emploi (“CICE”), effective January 1, 2013, that provides payroll tax credits based on a percentage of wages paid to employees receiving less than two-and-a-half times the French minimum wage. The payroll tax credit is equal to 4% of eligible wages in 2013 and increases to 6% of eligible wages starting in 2014. The CICE payroll tax credit is accounted for as a reduction of our cost of services in the period earned.
The payroll tax credit is creditable against our current income tax payable, with any remaining amount being paid after three years. Given the amount of our current income taxes payable, we would generally receive the vast majority of these payroll tax credits after the three-year period. However, we entered into an agreement in December 2013 to sell a portion of the credits earned in 2013 for net proceeds of $104.0. We derecognized these receivables upon sale date as the terms of the agreement are such that the transaction qualifies for sale treatment according to the accounting guidance on the transfer and servicing of assets. The discount on the sale of this receivable was recorded as a reduction of the 2013 payroll tax credits in cost of services.

RECENTLY ISSUED ACCOUNTING STANDARDS
RECENTLY ISSUED ACCOUNTING STANDARDS
In March 2013, the FASB issued new accounting guidance on cumulative translation adjustment. The new guidance requires that currency translation adjustments should be released into net income only if the sale of a foreign subsidiary results in the complete liquidation of the entity. For an equity method investment that is a foreign entity, a pro rata portion of the currency translation adjustments should be released into net income upon a partial sale of such an equity method investment. The new guidance also clarifies that the sale of an investment in a foreign entity includes both (1) events that result in the loss of a controlling financial interest in the foreign entity and (2) events that result in an acquirer’s obtaining control of an acquiree in which it held an equity interest immediately before the acquisition date, otherwise known as a “step acquisition.” Accordingly, the cumulative translation adjustment should be released into net income upon the occurrence of those events. The guidance is effective for us in 2014. We are currently assessing the impact of the adoption of this guidance on our Consolidated Financial Statements.
In July 2013, the FASB issued new accounting guidance on presentation of an unrecognized tax benefit. The new guidance requires that, in certain cases, an unrecognized tax benefit should be presented in the financial statements as a reduction to the deferred tax asset when there is an existing net operating loss carryforward, a similar tax loss or an existing tax credit carryforward. The guidance is effective for us in 2014. We are currently assessing the impact of the adoption of this guidance on our Consolidated Financial Statements.

SUBSEQUENT EVENTS	SUBSEQUENT EVENTS We have evaluated events and transactions occurring after the balance sheet date through our filing date and noted no events that are subject to recognition or disclosure.